Trade and Other Payables	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Trade and Other Payables

15 TRADE AND OTHER PAYABLES

	$ million
	Dec 31, 2017		Dec 31, 2016
	Current	Non-current	Current	Non-current
Trade payables	33,196	—	28,069	—
Other payables	5,767	3,090	5,007	3,035
Amounts due to joint ventures and associates	2,021	29	1,973	26
Derivative contracts (see Note 19)	5,253	981	6,418	3,315
Accruals and deferred income	10,426	328	11,950	549
Total	56,663	4,428	53,417	6,925

The fair value of financial liabilities included above approximates the carrying amount and, other than the fair value of certain derivative contracts, was determined from predominantly unobservable inputs.

Other payables include amounts due to joint arrangement partners and in respect of other project-related items and cash-settled share-based compensation plans.

Information about offsetting, collateral and liquidity risk is presented in Note 19.

FINANCIAL STATEMENTS AND SUPPLEMENTS SHELL ANNUAL REPORT AND FORM 20-F 2017	1